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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:
                                          03/20/98

Investor Certificateholder Floating Allocation Percentage
                                          95.22%
Investor Certificateholder Fixed Allocation Percentage
                                          97.90%
Aggregate Amount of  Collections
                                    10,344,435.28
Aggregate Amount of  Interest Collections
                                          2,490,179.93
Aggregate Amount of  Principal Collections
                                          7,854,255.35
Class A Interest Collections
                                          2,371,094.55
Class A Principal Collections
                                          7,430,369.33
Seller Interest Collections
                                          119,085.38
Seller Principal Collections
                                          423,886.02
Weighted Average Loan Rate
                                          14.09%
Net Loan Rate
13.09%
Weighted Average Maximum Loan Rate
                                          19.57%
Class A-1 Certificate Rate
                                                5.85%
Maximum Investor Certificate Rate
                                          13.09%
Class A-1 Certificate Interest Distributed
                                          802,260.75
Class A-1 Investor Certificate Interest Shortfall before Policy
Draw                                            0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                          0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                          0.00
Unpaid Class A-1 Carryover Interest Amount
                                          0.00
Class A-2 Certificate Rate
                                                5.74%
Maximum Investor Certificate Rate
                                          13.09%
Class A-2 Certificate Interest Distributed
                                          34,643.75
Class A-2 Investor Certificate Interest Shortfall before Policy
Draw                                            0.00
Unpaid Class A-2 Certificate Interest Shortfall Received
                                          0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining
                                          0.00
Unpaid Class A-2 Carryover Interest Amount
                                          0.00
Maximum Principal Dist. Amount (MPDA)
                                    7,689,669.43
Alternative Principal Dist. Amount (APDA)
                                    7,430,369.33
Rapid Amortization Period? (Y=1, N=0)
                                          0.00
Scheduled Principal  Distribution Amount (SPDA)
                                    7,430,369.33
Principal  allocable to Class A-1
                                          7,117,394.74
Principal allocable to Class A-2
                                          312,974.59
SPDA deposited to Funding Account
                                          0.00
Accelerated Principal Distribution Amount
                                          0.00
APDA allocable to Class A-1
                                          0.00
APDA allocable to Class A-2
                                          0.00
Reimbursement to Credit Enhancer
                                          0.00
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount   269,066.81
Reduction in Certificate Principal Balance due to Current Class
A-2 Liquidation Loss Amount   11,831.73
Cumulative Investor Liquidation Loss Amount
                                    280,898.54
Total Principal allocable to A-1
                                          7,386,461.55
Servicer Certificate (Page 2 of  3)
Distribution Date:
                                          03/20/98

Total Principal allocable to A-2
                                          324,806.32
Beginning Class A-1 Certificate Principal Balance
                                    176,471,873.53
Beginning Class A-2 Certificate Principal Balance
                                          7,759,923.71
Ending Class A-1 Certificate Principal Balance
                                    169,085,411.97
Ending Class A-2 Certificate Principal Balance
                                          7,435,117.40
Class A-1 Factor
                                          0.3717593
Class A-2 Factor
                                          0.3717559
Pool Factor (PF)
                                          0.3886397
Retransfer Deposit Amount
                                          0.00
Servicing Fees Distributed
                                          155,545.32
Beg. Accrued and Unpaid Inv. Servicing Fees
                                          0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                          0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                          0.00
Aggregate Investor Liquidation Loss Amount
                                    280,898.54
Investor Loss Reduction Amount
                                          0.00
Beginning Pool Balance
                                    196,028,918.98
Ending Pool Balance
                                    188,302,649.16
Beginning Invested Amount
                                    186,654,384.24
Ending Invested Amount
                                    178,943,116.37
Beginning Seller Principal Balance
                                          9,374,534.74
Ending Seller Principal Balance
                                          9,359,532.79
Additional Balances
                                          423,886.02
Beginning Funding Account Balance
                                          0.00
Ending Funding Account Balance
                                          0.00
Ending Funding Account Balance % (before any purchase of
Subsequent Loans)                          0.00%
Principal Balance of Subsequent Loans
                                          0.00
Beginning Reserve Account Balance
                                          1,211,294.00
Ending Reserve Account Balance
                                          1,211,294.00
Beginning Seller Interest
                                                4.3315%
Ending Seller's Interest
                                                4.9705%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
492
     Trust Balance
                                          16,480,307.64
   60 - 89 days (Del Stat 2)
     No. of Accounts
139
     Trust Balance
                                          3,816,081.74
   90+ days (Del Stat 3+)
     No. of Accounts
351
     Trust Balance
                                          10,803,606.19
   270+ days (Del Stat 9+)
     No. of Accounts
117
     Trust Balance
                                          3,777,819.73
   REO
     No. of Accounts
43
     Trust Balance
                                          1,500,783.56
Rapid Amortization Event ?
                                    No
   Failure to make payment within 5 Business Days of Required
Date ?                              No
   Failure to perform covenant relating to Trust's Security
Interest ?                                No
   Failure to perform other covenants as described in the
Agreement ?                               No
   Breach of Representation or Warranty ?
                              No
Servicer Certificate (Page 3 of  3)
Distribution Date:
                                          03/20/98

   Bankruptcy, Insolvency or Receivership relating to Seller ?
                              No
   Subject to Investment Company Act of 1940 Regulation ?
                              No
   Servicing Termination ?
                                    No
Event of Default ?
                                    No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                     No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                 No
   Failure by Servicer to perform other covenants as described in
the Agreement?                      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                No
   Trigger Event ?
                                    No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                                N/A
Premium Distributed to Credit Enhancer
                                          0.00
Amount Distributed to Seller
                                          542,971.40
Master Servicer Credit Facility Amount
                                          0.00
Guaranteed Principal Distribution Amount
                                          0.00
Credit Enhancement Draw Amount
                                          0.00
Application of Available Funds
     Aggregate Amount of Collections
                                    10,344,435.28
    Deposit for principal not used to purchase subsequent loans
     Servicing Fee
                                          155,545.32
     Prinicpal and Interest to Class A-1
                                          8,188,722.30
     Prinicpal and Interest to Class A-2
                                          359,450.07
     Seller's portion of Principal and Interest
                                          542,971.40
     Funds deposited into Funding Account (Net)
                                          0.00
     Funds deposited into Spread  Account
                                          0.00
     Excess funds released to Seller
                                          1,097,746.19
     Total 10,344,435.28


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:
                                          03/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                                          95.2178%
Class A Certificateholder Fixed Allocation Percentage
                                    97.9045%
Beginning Class A-1 Certificate Balance
                                    176,471,873.53
Beginning Class A-2 Certificate Balance
                                          7,759,923.71
Class A-1 Certificate Rate
                                                5.84500%
Class A-2 Certificate Rate
                                                5.74000%
Class A-1 Certificate Interest Distributed
                                          1.763889
Class A-2 Certificate Interest Distributed
                                          1.732188
Class A-1 Certificate Interest Shortfall Distributed
                                          0.000000
Class A-2 Certificate Interest Shortfall Distributed
                                          0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                    0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall
                                    0.000000
Rapid Amortization Event ?
                                    No
Class A-1 Certificate Principal Distributed
                                          16.240228
Class A-2 Certificate Principal Distributed
                                          16.240316
   Maximum Principal Distribution Amount
                                    16.194744
   Scheduled Principal  Distribution Amount (SPDA)
                                    15.648648
   Accelerated Principal Distribution Amount
                                    0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                                    0.591583
Total Amount Distributed to Certificateholders
                                    17.411202
Principal Collections deposited into Funding Account
                                          0.00
Ending Funding Account Balance
                                          0.00
Ending Class A-1 Certificate Balance
                                    169,085,411.97
Ending Class A-2 Certificate Balance
                                          7,435,117.40
Class A-1 Factor
                                          0.3717593
Class A-2 Factor
                                          0.3717559
Pool Factor (PF)
                                          0.3886397
Unreimbursed Liquidation Loss Amount
                                          0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                            0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                     0.00
Class A Servicing Fee
                                          155,545.32
Beginning Invested Amount
                                    186,654,384.24
Ending Invested Amount
                                    178,943,116.37
Beginning Pool Balance
                                    196,028,918.98
Ending Pool Balance
                                    188,302,649.16
Credit Enhancement Draw Amount
                                          0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts
492
     Trust Balance
                                          16,480,307.64
   60 - 89 days (Del Stat 2)
     No. of Accounts
139
     Trust Balance
                                          3,816,081.74
   90+ days (Del Stat 3+)
     No. of Accounts
351
     Trust Balance
                                          10,803,606.19
   REO
     No. of Accounts
43
     Trust Balance
                                          1,500,783.56
Aggregate Liquidation Loss Amount for Liquidated Loans
                                    170,767.33
Statement to Certificateholders (Page 2 of 2)
Distribution Date:
                                          03/20/98

Class A-1 Certificate Rate for Next Distribution Date
                              To be updated
Class A-2 Certificate Rate for Next Distribution Date
                              To be updated
Amount of any Draws on the Policy
                                          0.00
Subsequent Mortgage Loans
     No. of Accounts
0.00
     Trust Balance
0.00